---------
                              The BlackRock
                                  ---------
                              Insured Municipal
                              2008 Term
                              Trust Inc.
                              =====================================
                              Annual Report
                              December 31, 1998

                              [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                January 31, 1999

Dear Shareholders:

      Over the past twelve months, U.S. Treasury securities have experienced a strong rally, as investors sought a safe haven from global market turmoil and the Federal Reserve continued to cut interest rates. Other segments of the fixed income market have lagged behind Treasuries, but still produced generally positive returns since our last report. We anticipate that the Federal Reserve will remain prepared to combat any signs of a credit crunch through interest rate cuts, and given the unstable economic situation in Brazil, the Fed likely will retain an easing bias.

      Despite previous worries of a second half slowdown in 1998, the U.S. economy continues to expand rapidly, supported by strong consumer spending. This momentum, however, may not continue as briskly into the new year, based on weaker corporate profits and a loosening of the labor markets. Already, major corporations have warned of slower profit growth and announced major layoffs.

      This report contains detailed market and portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. We thank you for your continued investment in the Trust and look forward to serving your investment needs in the future.


Sincerely,

/s/ Laurence D. Fink                          /s/ Ralph L. Schlosstein

Laurence D. Fink                              Ralph L. Schlosstein
Chairman                                      President

                                                                January 31, 1999

Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Insured Municipal 2008 Term Trust Inc. ("the Trust") for the year ended December 31, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BRM". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing high current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and net asset value over the past year:

                               -------------------------------------------------
                               12/31/98   12/31/97  Change     High      Low
--------------------------------------------------------------------------------
Stock Price                    $16.125    $15.25    5.74%    $16.375   $14.875
--------------------------------------------------------------------------------
Net Asset Value (NAV)          $17.06     $16.80    1.55%    $17.29    $16.56
--------------------------------------------------------------------------------

The Fixed Income Markets

      The first half of the Trust's fiscal year saw Treasury yields decline towards historic lows. These lows were the result of budget surplus projections as well as the Federal Reserve's decision to move from a tightening bias to a neutral interest rate policy. The positive economic momentum throughout the first half of the fiscal year was strengthened by unseasonably warm weather that led to increased consumer spending and job gains, which softened the negative impact on trade from the Asian financial crisis.

      The second half of the Trust's fiscal year witnessed virtually unparalleled market turbulence. Although consumers continued their spending domestically, demand for U.S. goods abroad faltered, as the strong dollar and overseas weakness, especially in Asia, drove prices for U.S. goods higher relative to foreign goods.

      Toward year-end, U.S. GDP growth rebounded; however, the instability in global financial markets began to rattle investor confidence. The devaluation of the Russian ruble and the fear of a possible devaluation of the Brazilian currency caused a flight-to-quality to U.S. Treasuries. Corporate yield spreads across all credits to Treasuries widened dramatically as a result of the sell-off. This dramatic shift of investor sentiment culminated in the near collapse of a prominent hedge fund.

      The Treasury market rally pushed Treasury yields to historic levels below the 5% barrier. In response to the financial fragility in the third quarter of 1998, the Fed eased interest rates on September 29, 1998 by 25bps and again on October 15, in an unusual between-meetings move. On November 17, the Fed eased interest rates again by 25bps.

      These rate cuts seem to have had their desired effect on the US economy--which finished the year with a 3.5% growth rate. Growth in 1999, however, may decrease significantly and further easing of interest rates by the Federal Reserve is possible as the Western economies will need to provide support for the global economy. With economic growth and labor markets expected to soften during the first half of 1999, we expect inflation to remain under control.

      Rapidly declining Treasury yields and significant supply of new municipal issues were responsible for the underperformance of municipals versus treasuries in 1998. However, on a historical basis, municipals remain attractive, particularly those with longer maturities. Also retail investors, who have been focused on the equity markets have begun to migrate back to the municipal market. These factors may enable municipals to outperform Treasuries in the coming year.

The Trust's Portfolio and Investment Strategy

      The Trust's portfolio is actively managed to diversify exposure across various sectors, issuers, revenue sources and types of bonds. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Portfolio trading activity was very low during 1998, as a majority of the bonds in the portfolio are trading at prices which, if sold, would result in a taxable capital gain. Additionally, as these bonds were purchased in higher interest rate environments. If they were sold, the Trust would be forced to reinvest the proceeds in lower yielding securities. These factors led us to decide that the most prudent investment strategy for 1998 was to maintain the current portfolio structure.

      The Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. The Trust has experienced favorable short-term municipal rates over the past year, providing for profitable leverage.

      The following chart compares the Trust's current and December 31, 1997 asset composition:


       -------------------------------------------------------------------------
                The BlackRock Insured Municipal 2008 Term Trust Inc.
       -------------------------------------------------------------------------
       Sector                             December 31, 1998    December 31, 1997
       -------------------------------------------------------------------------
       County, City & State                      26%                  25%
       -------------------------------------------------------------------------
       Utility/Power                             22%                  22%
       -------------------------------------------------------------------------
       Hospital                                  14%                  15%
       -------------------------------------------------------------------------
       Education                                  6%                   6%
       -------------------------------------------------------------------------
       Lease Revenue                              6%                   6%
       -------------------------------------------------------------------------
       Tax Revenue                                6%                   6%
       -------------------------------------------------------------------------
       Transportation                             6%                   6%
       -------------------------------------------------------------------------
       Water & Sewer                              6%                   6%
       -------------------------------------------------------------------------
       Special District                           4%                   5%
       -------------------------------------------------------------------------
       Housing                                    3%                   3%
       -------------------------------------------------------------------------
       Industrial & Pollution Control             1%                   --
       -------------------------------------------------------------------------

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Insured Municipal 2008 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.


Sincerely,

/s/ Robert S. Kapito                     /s/ Kevin Klingert

Robert S. Kapito                         Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
              The BlackRock Insured Municipal 2008 Term Trust Inc.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                    BRM
--------------------------------------------------------------------------------
Initial Offering Date:                                        September 18, 1992
--------------------------------------------------------------------------------
Closing Stock Price as of 12/31/98:                                 $16.125
--------------------------------------------------------------------------------
Net Asset Value as of 12/31/98:                                     $17.06
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/98: ($16.125)(1)             4.93%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share(2):                    $0.06625
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share(2):                 $0.795
--------------------------------------------------------------------------------

----------
(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2)   Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
The BlackRock Insured Municipal 2008 Term Trust Inc.
Portfolio of Investments December 31, 1998
--------------------------------------------------------------------------------

                                                                                                           Option
             Principal                                                                                      Call
  Rating*     Amount                                                                                    Provisions++       Value
(Unaudited)   (000)                              Description                                             (Unaudited)      (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                      LONG-TERM INVESTMENTS -- 142.3%
                      Alabama -- 0.3%
    AAA      $ 1,905  Mobile Impvt. Wt., Zero Coupon, 8/15/08, MBIA...................................  8/02 at 71.587 $  1,175,880
                                                                                                                       ------------
                      Arizona -- 0.6%
    AAA        4,000  Chandler, G.O., Zero Coupon, 7/01/08, FGIC......................................   No Opt. Call     2,674,160
                                                                                                                       ------------
                      California -- 0.4%
    AAA        1,890  California Hlth. Fac. Fin. Auth. Rev., Marin Gen. Hosp., Ser. A, 5.75%,
                           8/01/09, FSA...............................................................    8/03 at 102     2,057,662
                                                                                                                       ------------
                      Colorado -- 10.6%
    AAA        2,000  E-470 Pub. Hwy. Auth. Co. Rev., Ser. B, Zero Coupon, 9/01/11, MBIA..............   No Opt. Call     1,116,860
    AAA       30,205  Jefferson Cnty., Sch. Dist. No. R-001, G.O., 6.25%, 12/15/02+, AMBAC............        N/A        33,208,283
    AAA       13,285  Univ. of Colorado, Hosp. Auth. Rev., Ser. A, 6.25%, 11/15/02+, AMBAC............        N/A        14,697,196
                                                                                                                       ------------
                                                                                                                         49,022,339
                                                                                                                       ------------
                      District of Columbia -- 5.4%
                      Dist. of Columbia, G.O., MBIA,
    AAA       17,950       Ser. B, 6.30%, 6/01/02+....................................................        N/A        19,654,532
    AAA          115       Ser. E, 5.875%, 6/01/03+...................................................        N/A           125,797
    AAA        2,955       Ser. E, 5.875%, 6/01/08....................................................    6/03 at 102     3,169,001
    AAA        2,000  Dist. of Columbia, Hosp. Rev., Children's Hosp., Ser. A, 6.25%, 7/15/08, FGIC...    7/02 at 102     2,155,240
                                                                                                                       ------------
                                                                                                                         25,104,570
                                                                                                                       ------------
                      Georgia -- 1.7%
    AAA        7,000  Atlanta, C.O.P., Pretrial Det. Ctr., MBIA, 6.25%, 12/01/02+.....................        N/A         7,764,190
                                                                                                                       ------------
                      Hawaii -- 1.9%
    AAA        7,760  Honolulu, Cnty., G.O., Ser. A, 5.80%, 1/01/07, FGIC.............................   No Opt. Call     8,585,276
                                                                                                                       ------------
                      Illinois -- 13.1%
    AAA       14,205  Chicago O'Hare Intl. Arprt. Rev., G.O., Ser. A, 6.25%, 1/01/08, MBIA............    1/05 at 102    15,871,673
                      Chicago, Sch. Fin. Auth., G.O., Ser. A, FGIC,
    AAA       13,000       6.25%, 6/01/07.............................................................    6/02 at 102    14,079,260
    AAA        9,150       6.25%, 6/01/09.............................................................    6/02 at 102     9,915,672
                      Illinois Hlth. Fac. Auth. Rev.,
    AAA       11,000       Alexian Med. Ctr. Proj., Ser. A, 6.35%, 1/01/08, MBIA......................    1/02 at 102    11,786,500
    AAA        2,500       Carle Foundation, Ser. A, 6.75%, 1/01/10, FGIC.............................    1/00 at 102     2,611,400
    AAA       10,170  Met. Pier & Expo. Auth., Ded. St. Tax Rev., Ser. A, Zero Coupon, 6/15/08, FGIC..   No Opt. Call     6,774,135
                                                                                                                       ------------
                                                                                                                         61,038,640
                                                                                                                       ------------
                      Indiana -- 2.3%
                      Indiana Hlth. Fac. Fin. Auth. Hosp. Rev. & Impvt., Ancilla Sys. Inc., MBIA,
    AAA        5,665       Ser. A, 6.25%, 7/01/08.....................................................    7/02 at 102     6,051,976
    AAA        4,350       Ser. B, 6.25%, 7/01/08.....................................................    7/02 at 102     4,698,348
                                                                                                                       ------------
                                                                                                                         10,750,324
                                                                                                                       ------------
                      Iowa -- 1.2%
    AAA        1,300  Iowa Fin. Auth., Sngl. Fam. Mtge. Rev., Ser. F, 6.35%, 7/01/09, AMBAC...........    1/03 at 102     1,371,968
    AAA        4,195  Muscatine, Elec. Rev., 5.00%, 1/01/08, FSA......................................    1/99 at 100     4,209,305
                                                                                                                       ------------
                                                                                                                          5,581,273
                                                                                                                       ------------
                      Kentucky -- 0.5%
    AAA        3,890  Owensboro, Elec. Lt. & Pwr. Rev., Ser. B, Zero Coupon, 1/01/09, AMBAC...........   No Opt. Call     2,513,951
                                                                                                                       ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Option
             Principal                                                                                      Call
  Rating*     Amount                                                                                    Provisions++       Value
(Unaudited)   (000)                              Description                                             (Unaudited)      (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                      Louisiana -- 1.2%
    AAA      $ 5,000  Louisiana Pub. Fac. Auth. Hosp. Rev., Lafayette Gen. Med. Ctr. Proj.,
                           6.30%, 10/01/02+, FSA......................................................        N/A      $  5,508,850
                                                                                                                       ------------
                      Massachusetts -- 4.8%
    AAA        4,465  Chelsea, Sch. Proj. Loan, 6.00%, 6/15/04+, AMBAC................................        N/A         4,992,986
    AAA        6,000  Massachusetts Bay Trans. Auth. Rev., Ser. B, 6.00%, 3/01/10, MBIA...............    3/03 at 102     6,469,680
    AAA       10,000  Massachusetts St. Hsg. Fin. Agcy., Hsg. Proj., Ser. A, 5.95%, 10/01/08, AMBAC...    4/03 at 102    10,709,500
                                                                                                                       ------------
                                                                                                                         22,172,166
                                                                                                                       ------------
                      Michigan -- 4.6%
                      Lake Orion, Cmnty. Sch. Dist., AMBAC,
    AAA        3,290       6.60%, 5/01/05+............................................................        N/A         3,798,831
    AAA        3,285       6.70%, 5/01/05+............................................................        N/A         3,811,290
    AAA        8,920  Michigan St. Bldg. Auth. Rev., Fac. Proj., Ser. IIA, 6.25%, 10/01/02+, AMBAC....        N/A         9,861,863
    AAA        3,400  Wyandotte, Elec. Rev., 6.25%, 10/01/08, MBIA....................................   No Opt. Call     3,912,516
                                                                                                                       ------------
                                                                                                                         21,384,500
                                                                                                                       ------------
                      Missouri -- 1.7%
    AAA        7,350  Kansas City, Sch. Dist. Bldg. Corp. Leasehold Rev., Cap. Impvts. Proj.,
                           Ser. A, 6.50%, 2/01/08, FGIC...............................................    2/01 at 102     7,828,412
                                                                                                                       ------------
                      Nevada -- 3.8%
    AAA        6,490  Clark Cnty., Fld. Ctrl., 6.30%, 11/01/01+, AMBAC................................        N/A         7,005,046
                      Washoe Cnty., Arpt. Auth., Ser. B, MBIA,
    AAA        3,135       5.70%, 7/01/07.............................................................    7/03 at 102     3,377,586
    AAA        2,645       5.75%, 7/01/08.............................................................    7/03 at 102     2,848,242
    AAA        4,135  Washoe Cnty., Sch. Dist., G.O., Ser. A, 6.20%, 10/01/02+, AMBAC.................        N/A         4,520,837
                                                                                                                       ------------
                                                                                                                         17,751,711
                                                                                                                       ------------
                      New Jersey -- 12.9%
    AAA       30,275  New Jersey Econ. Dev. Auth., Mkt. Trans. Fac. Rev., Ser. A, 5.80%, 7/01/08, MBIA    7/04 at 102    33,274,344
    AAA       24,495  New Jersey St. G.O., Ser. D, 6.00%, 2/15/09, MBIA...............................    2/03 at 102    26,456,315
                                                                                                                       ------------
                                                                                                                         59,730,659
                                                                                                                       ------------
                      New York -- 8.2%
                      New York City G.O., Ser. E, MBIA,
    AAA        5,000       6.125%, 8/01/06............................................................   No Opt. Call     5,625,950
    AAA       15,500       6.20%, 8/01/07.............................................................   No Opt. Call    17,679,765
    AAA        5,000       Ser. G, 5.75%, 2/01/08.....................................................  2/06 at 101.50    5,538,750
                      New York St. Environ. Fac. Corp., P.C.R., Ser. D,
    AAA        5,945       6.50%, 5/15/07.............................................................   11/04 at 102     6,814,337
    AAA        2,245       6.50%, 11/15/07............................................................   11/04 at 102     2,573,287
                                                                                                                       ------------
                                                                                                                         38,232,089
                                                                                                                       ------------
                      North Carolina -- 8.6%
    AAA        1,000  Cumberland Cnty. C.O.P., Civic Ctr. Proj., Ser. A, 6.375%, 12/01/04+, AMBAC.....        N/A         1,145,250
                                                                                                                       ------------
                      North Carolina Eastn. Mun. Pwr. Agcy. Rev., Ser. B,
    AAA       13,500       6.125%, 1/01/09, FGIC......................................................   No Opt. Call    15,407,280
    AAA        5,000       7.00%, 1/01/08, CAPMAC.....................................................   No Opt. Call     5,978,800
    AAA       14,675       7.25%, 1/01/07, CAPMAC.....................................................   No Opt. Call    17,589,602
                                                                                                                       ------------
                                                                                                                         40,120,932
                                                                                                                       ------------
                      North Dakota -- 1.0%
    AAA        4,450  Bismark Hosp. Rev., St. Alexius Med. Ctr., 6.90%, 5/01/01+, AMBAC...............        N/A         4,850,367
                                                                                                                       ------------
                      Ohio -- 2.3%
    AAA        2,410  Cleveland, G.O., 6.40%, 11/15/04+, MBIA.........................................        N/A         2,761,137
    AAA        6,095  Hamilton City, Elec. Sys. Rev., Ser. A, 6.125%, 10/15/08, FGIC..................   10/02 at 102     6,602,165
    AAA        1,000  Ohio St. Bldg. Auth. Fac. Rev., Juvenile Correctional Proj., 6.50%,
                           10/01/09, AMBAC............................................................    9/04 at 102     1,133,890
                                                                                                                       ------------
                                                                                                                         10,497,192
                                                                                                                       ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Option
             Principal                                                                                      Call
  Rating*     Amount                                                                                    Provisions++       Value
(Unaudited)   (000)                              Description                                             (Unaudited)      (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                      Pennsylvania -- 13.0%
    AAA      $ 4,000  Allegheny Cnty. Hosp. Dev. Auth. Rev., Magee Women's Hosp., 6.25%,
                           10/01/08, FGIC.............................................................   10/02 at 102  $  4,362,080
                      Dauphin Cnty. Gen. Auth. Hosp. Rev., HAPSCO-Western Pennsylvania
                           Hosp. Proj., MBIA,
    AAA       10,000       6.25%, Ser. A, 7/01/08.....................................................    7/02 at 102    10,821,100
    AAA        5,000       6.25%, 7/01/08.............................................................    7/02 at 102     5,410,550
    AAA        6,600  Erie Cnty. Hosp. Auth. Rev., St. Vincent Hlth. Ctr. Proj., Ser. A,
                           6.25%, 7/01/08, MBIA.......................................................    7/02 at 102     7,141,926
    AAA        3,500  Indiana Cnty. Indl. Dev. Auth., P.C.R., New York St. Elec. & Gas Corp.,
                           Ser. A, 6.00%, 6/01/06, MBIA...............................................   No Opt. Call     3,911,635
    AAA        6,500  Pennsylvania Hsg. Fin. Agcy. Rev., Rental Hsg., Ser. C, 6.25%, 7/01/07, FNMA....    7/02 at 102     6,909,370
    AAA        7,450  Pennsylvania St., G.O., Ser. A, 6.50%, 11/01/01+, FGIC..........................        N/A         8,114,391
    AAA       10,930  Pittsburgh, G.O., Ser. D, 6.00%, 9/01/02+, AMBAC................................        N/A        11,952,502
    AAA        1,665  Scranton-Lackawanna Hlth. & Welfare Auth. Rev., 6.90%, 1/01/00+, MBIA...........        N/A         1,754,077
                                                                                                                       ------------
                                                                                                                         60,377,631
                                                                                                                       ------------
                      Texas -- 24.6%
    AAA       13,000  Austin, Pub. Impvt., G.O., 6.10%, 9/01/02+, AMBAC...............................        N/A        14,033,110
                      Austin, Util. Sys. Rev.,
    AAA       11,515       Ser. A, Zero Coupon, 11/15/08, MBIA........................................   No Opt. Call     7,534,034
    AAA        5,000       Ser. A, Zero Coupon, 11/15/09, AMBAC.......................................   No Opt. Call     3,100,750
    AAA        5,000       Ser. A, Zero Coupon, 11/15/09, MBIA........................................   No Opt. Call     3,100,750
    AAA        7,000       6.25%, 11/15/08, AMBAC.....................................................   11/02 at 102     7,630,280
    AAA        5,000       6.625%, 11/15/08, AMBAC....................................................   No Opt. Call     5,950,600
    AAA        5,225  Baytown, G.O., 6.40%, 2/01/08, AMBAC............................................    2/02 at 100     5,561,908
    AAA        9,930  Circle C Mun. Util. Dist. No. 3 Rev., 6.50%, 11/15/09, FGIC.....................   11/01 at 100    10,557,775
                      Coppell Indpt. Sch. Dist., MBIA,
    AAA        1,430       6.10%, 8/15/09.............................................................   No Opt. Call     1,633,746
    AAA        2,495       6.10%, 8/15/09.............................................................    8/02 at 100     2,646,072
    AAA        4,390  Houston Indpt. Sch. Dist., Zero Coupon, 8/15/09, AMBAC..........................   No Opt. Call     2,743,970
    AAA       16,135  Houston, Wtr. & Swr. Sys. Rev., Jr. Lien, Ser. C, 6.25%, 12/01/09, MBIA.........   12/02 at 102    17,600,058
    AAA        6,000  San Antonio Elec. & Gas Rev., Ser. B, Zero Coupon, 2/01/10, FGIC................   No Opt. Call     3,646,800
                      Texas Mun. Pwr. Agcy. Rev., AMBAC,
    AAA       15,000       Zero Coupon, 9/01/08.......................................................   No Opt. Call     9,901,200
    AAA       16,175       Zero Coupon, 9/01/09.......................................................   No Opt. Call    10,121,992
    AAA        5,900  Texas St. Pub. Fin. Auth. Bldg. Rev., Ser. B, 6.25%, 2/01/09, AMBAC.............   No Opt. Call     6,835,150
    AAA        2,275  Ysleta, Indpt. Sch. Dist. Rev., Zero Coupon, 8/15/08, PSFG......................   No Opt. Call     1,507,392
                                                                                                                       ------------
                                                                                                                        114,105,587
                                                                                                                       ------------
                      Utah -- 1.2%
    AAA        3,500  Intermountain Pwr. Agcy. Rev. Ser. B, 6.00%, 7/01/07, MBIA......................   No Opt. Call     3,962,805
    AAA        1,550  Salt Lake Cnty. Mun. Bldg. Auth. Lease Rev., Ser. A, 6.05%, 10/01/08, MBIA......   10/04 at 101     1,706,643
                                                                                                                       ------------
                                                                                                                          5,669,448
                                                                                                                       ------------
                      Washington -- 13.7%
    AAA       12,850  King Cnty. Ser. D, 5.55%, 12/01/08, MBIA........................................   12/07 at 102    14,106,730
                      Snohomish Cnty. Sch. Dist., MBIA,
    AAA        2,235       6.10%, 12/01/03+...........................................................        N/A         2,494,707
    AAA        1,765       6.10%, 12/01/08............................................................   12/03 at 102     1,942,012
    AAA        9,000  Washington St. Hlth. Fac. Auth. Rev., 6.30%, 2/15/09, MBIA......................    2/03 at 102     9,800,010
                      Washington St. Pub. Pwr. Supply Sys. Rev.,
    AAA       13,635       No. 2, Ser. A, 6.25%, 7/01/09, MBIA........................................    7/02 at 102    14,708,483
    AAA        5,550       No. 3, Zero Coupon, 7/01/07, BIG...........................................   No Opt. Call     3,870,792
    AAA        2,000       No. 3, Zero Coupon, 7/01/08, BIG...........................................   No Opt. Call     1,342,060
    AAA        3,000       5.55%, 7/01/10, FGIC.......................................................    7/03 at 102     3,174,600
    AAA       11,000       5.80%, 7/01/07, FSA........................................................   No Opt. Call    12,256,640
                                                                                                                       ------------
                                                                                                                         63,696,034
                                                                                                                       ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Option
             Principal                                                                                      Call
  Rating*     Amount                                                                                    Provisions++       Value
(Unaudited)   (000)                              Description                                             (Unaudited)      (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                      West Virginia -- 2.7%
    AAA     $ 11,600  West Virginia St. Parkways Econ. Dev. & Tourism Auth., 5.70%, 5/15/09, FGIC.....    5/03 at 102  $ 12,402,372
                                                                                                                       ------------
                      Total Investments -- 142.3% (cost $592,622,406).................................                  660,596,215
                      Other assets in excess of liabilities -- 2.1%...................................                    9,640,057
                      Liquidation value of preferred stock -- (44.4%).................................                 (206,000,000)
                                                                                                                       ------------
                      Net Assets Applicable to Common Shareholders -- 100%............................                 $464,236,272
                                                                                                                       ============

----------
*     Using the higher of Standard and Poor's, Moody's or Fitch's rating.
+     This bond is prerefunded. See glossary for definition.
++ Option call provisions: date (month/year) and price of the earliest option call or redemption. There may be other call provisions at varying prices at later dates.

--------------------------------------------------------------------------------
         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

AMBAC   -- American Municipal Bond Assurance Corporation
BIG     -- Bond Investors Guaranty Insurance Company
CAPMAC  -- Capital Markets Assurance Company
C.O.P.  -- Certificate of Participation
FGIC    -- Financial Guaranty Insurance Company
FNMA    -- Federal National Mortgage Association
FSA     -- Financial Security Assurance
G.O.    -- General Obligation Bond
MBIA    -- Municipal Bond Insurance Association
P.C.R.  -- Pollution Contol Revenue
PSFG    -- Permanent School Fund Guaranty
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Insured
Municipal 2008 Term Trust Inc.
Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

Assets
Investments, at value (cost $592,622,406)
   (Note 1) ..............................................        $ 660,596,215
Interest receivable ......................................           10,130,223
Receivable from investments sold .........................              425,000
Other Assets .............................................               22,811
                                                                  -------------
                                                                    671,174,249
                                                                  -------------
Liabilities
Due to custodian .........................................              263,645
Investment advisory fee payable (Note 2) .................              198,154
Dividends payable--preferred stock .......................              177,492
Administration fee payable (Note 2) ......................               56,615
Other accrued expenses ...................................              242,071
                                                                  -------------
                                                                        937,977
                                                                  -------------
Net Investment Assets ....................................        $ 670,236,272
                                                                  =============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ...................................        $     272,071
    Paid-in capital in excess of par .....................          378,448,786
  Preferred stock (Note 4) ...............................          206,000,000
                                                                  -------------
                                                                    584,720,857

  Undistributed net investment income ....................           17,847,395
  Accumulated net realized loss ..........................             (305,789)
  Net unrealized appreciation ............................           67,973,809
                                                                  -------------
  Net investment assets, December 31, 1998 ...............        $ 670,236,272
                                                                  =============
  Net assets applicable to common
    shareholders .........................................        $ 464,236,272
                                                                  =============
Net asset value per common share:
  ($464,236,272 / 27,207,093 shares of
  common stock issued and outstanding) ...................               $17.06
                                                                         ======


--------------------------------------------------------------------------------
The BlackRock Insured
Municipal 2008 Term Trust Inc.
Statement of Operations
Year Ended December 31, 1998
--------------------------------------------------------------------------------

Net Investment Income
Income
  Interest and discount earned ................................      $36,590,184
                                                                     -----------

Expenses
  Investment advisory .........................................        2,329,805
  Administration ..............................................          665,659
  Auction agent ...............................................          558,000
  Custodian ...................................................          146,000
  Directors ...................................................           85,500
  Reports to shareholders .....................................           66,500
  Audit .......................................................           51,000
  Transfer agent ..............................................           27,000
  Legal .......................................................           18,000
  Miscellaneous ...............................................           76,443
                                                                     -----------
    Total expenses ............................................        4,023,907
                                                                     -----------
Net investment income .........................................       32,566,277
                                                                     -----------

Realized and Unrealized Gain on Investments (Note 3)
  Net realized gain on investments ............................          188,548
  Net change in unrealized appreciation
    on investments ............................................        2,943,199
                                                                     -----------
  Net gain on investments .....................................        3,131,747
                                                                     -----------

Net Increase in Net Investment
  Assets Resulting from Operations ............................      $35,698,024
                                                                     ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Insured Municipal 2008 Term Trust Inc.
Statements of Changes in Net Investment Assets
--------------------------------------------------------------------------------

                                                                              Year Ended December 31,
                                                                          ------------------------------
                                                                               1998            1997
                                                                          -------------    -------------
Increase in Net Investment Assets
Operations:
   Net investment income ..............................................   $  32,566,277    $  31,973,585
Net realized gain on investments ......................................         188,548          172,902
Net change in unrealized appreciation on investments ..................       2,943,199       21,311,862
                                                                          -------------    -------------

Net increase in net investment assets resulting from operations .......      35,698,024       53,458,349
                                                                          -------------    -------------
Dividends and distributions:
To common shareholders from net investment income .....................     (21,629,248)     (21,498,340)
To common shareholders in excess of net realized gain on investments ..        (142,426)        (130,975)
To preferred shareholders from net investment income ..................      (6,836,065)      (7,203,821)
To preferred shareholders in excess of net realized gain on investments         (46,134)         (41,921)
                                                                          -------------    -------------
  Total dividends and distributions ...................................     (28,653,873)     (28,875,057)
                                                                          -------------    -------------

      Total increase ..................................................       7,044,151       24,583,292
                                                                          -------------    -------------

Net Investment Assets
Beginning of year .....................................................     663,192,121      638,608,829
                                                                          -------------    -------------
End of year ...........................................................   $ 670,236,272    $ 663,192,121
                                                                          =============    =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Insured Municipal 2008 Term Trust Inc.
Financial Highlights
--------------------------------------------------------------------------------

                                                                                     Year Ended December 31,
                                                                 --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                    1998         1997         1996         1995         1994
                                                                  --------     --------     --------     --------     --------
Net asset value, beginning of the year ........................   $  16.80     $  15.90     $  16.08     $  13.88     $  16.23
                                                                  --------     --------     --------     --------     --------
  Net investment income .......................................       1.20         1.18         1.17         1.19         1.15
  Net realized and unrealized gain (loss) on investments ......       0.11         0.78        (0.27)        2.21        (2.39)
                                                                  --------     --------     --------     --------     --------
Net increase (decrease) from investment operations ............       1.31         1.96         0.90         3.40        (1.24)
                                                                  --------     --------     --------     --------     --------
Dividends from net investment income to:
  Preferred shareholders ......................................      (0.25)       (0.27)       (0.25)       (0.28)       (0.23)
  Common shareholders .........................................      (0.80)       (0.79)       (0.79)       (0.83)       (0.88)
Distributions from net realized gain on investments to:
  Preferred shareholders ......................................         --           --        (0.01)       (0.02)          --
  Common shareholders .........................................         --           --        (0.03)       (0.06)          --
Distributions in excess of net realized gain on investments to:
  Preferred shareholders ......................................         **           **           **           **           --
  Common shareholders .........................................         **           **           **        (0.01)          --
                                                                  --------     --------     --------     --------     --------
Total dividends and distributions .............................      (1.05)       (1.06)       (1.08)       (1.20)       (1.11)
                                                                  --------     --------     --------     --------     --------
Net asset value, end of year* .................................   $  17.06     $  16.80     $  15.90     $  16.08     $  13.88
                                                                  ========     ========     ========     ========     ========
Market value, end of year* ....................................   $  16.13     $  15.25     $  14.50     $  13.50     $  12.25
                                                                  ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN + .....................................      11.21%       10.97%       13.56%       17.64%      (13.71%)
                                                                  ========     ========     ========     ========     ========

RATIOS TO AVERAGE NET ASSETS OF
  COMMON SHAREHOLDERS: ++
Expenses ......................................................       0.88%        0.92%        0.95%        0.95%        1.02%
Net investment income before preferred stock dividends ........       7.10%        7.19%        7.32%        7.74%        7.80%
Preferred stock dividends .....................................       1.49%        1.03%        1.64%        1.97%        1.55%
Net investment income available to common shareholders ........       5.61%        5.56%        5.68%        5.77%        6.25%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ......   $458,993     $444,895     $434,692     $417,017     $400,555
Portfolio turnover ............................................          0%          11%           8%          27%          64%
Net assets of common shareholders, end of year (in thousands) .   $464,236     $457,192     $432,609     $437,470     $377,679
Preferred stock outstanding (in thousands) ....................   $206,000     $206,000     $206,000     $206,000     $206,000
Asset coverage per share of preferred stock, end of year# .....   $ 81,339     $ 80,484     $ 77,501     $ 78,091     $141,670

----------
* Net asset value and market value are published in The Wall Street Journal each Monday.
** Actual amount paid to common shareholders was $0.005235, $0.004814, and $0.00271 for the years ended December 31, 1998, 1997, and 1996 respectively. Actual amount paid to preferred shareholders was $0.001696, $0.00154, $0.00084 and $0.002929 per common share for the years ended December 31, 1998, 1997, 1996 and 1995 respectively.
#     A stock split occurred on July 24, 1995 (Note 4).
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Insured
Municipal 2008 Term Trust Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1. Organization & Accounting Policies

The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust"), was organized in Maryland on August 7, 1992 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the specific industry or region. No assurance can be given that the Trust's investment objective will be achieved. The following is a summary of significant accounting policies followed by the Trust.

      The following is a summary of significant accounting policies followed by the Trust:

      Securities Valuation: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

      Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

      Federal Income Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

      Dividends and Distributions: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carry forwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

      Reclassification of Capital Accounts: Effective January 1, 1994, the Trust began accounting and reporting for permanent differences between financial and tax reporting in accordance with the American Institute of Certified Public Accounts' Statement of Position 93-2: Determination, Disclosure and Financial Statement of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of adopting the statement for the year ended December 31, 1998 was to increase accumulated net realized loss and increase undistributed net investment income by $12,409. Net investment income, net realized and unrealized gains on investments and net assets were not affected by this change.

      Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc.

      The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases and sales of investments, other than short-term investments, for the year ended December 31, 1998, aggregated $810,893 and $2,590,293, respectively.

      The federal income tax basis of the Trust's investments at December 31, 1998, was $592,928,189, and accordingly, gross and net unrealized appreciation was $67,668,026.

Note 4. Capital

There are 200 million shares of $.01 par value common common stock authorized. Of the 27,207,093 common shares outstanding at December 31, 1998, the Adviser owned 7,093 shares. As of December 31, 1998, there were 8,240 preferred shares outstanding as follows: Series T28-2,060, Series R28-2,060, Series T7-2,060 and Series R7-2,060.

      The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 23, 1992, the Trust reclassified 4,120 shares of common stock and issued 4 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series T28--1,030 shares, Series R28--1,030 shares, Series R7--1,030 shares and series T7--1,030 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends.

      On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000. The split occurred on July 24, 1995.

      Dividends on Series T7 and R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are cumulative at a rate which is reset every 28 days based on the results of an auction. Series R28 paid dividends monthly at a rate established at the initial offering through May 17, 1994. Thereafter, rates on Series R28 reset every 28 days based on results of an auction. Dividend rates ranged from 2.35% to 4.275% for the year ended December 31, 1998.

      The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 5. Dividends

Subsequent to December 31, 1998, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.06625 per common share payable January 29, 1999 to shareholders of record on January 15, 1999.

      For the period January 1, 1999 to January 31, 1999 dividends and distributions declared on preferred shares totalled $556,230 in aggregate for the four outstanding preferred share series.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of The BlackRock Insured Municipal 2008 Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities including the portfolio of investments, of The BlackRock Insured Municipal 2008 Term Trust Inc., as of December 31, 1998, and the related statements of operations, and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Insured Municipal 2008 Term Trust Inc. as of December 31, 1998, the results of its operations, the changes in its net investment assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

New York, New York
February 12, 1999

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end as to the federally exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that all regular dividends paid by the Trust during the fiscal year ended December 31, 1998 were federally tax-exempt interest dividends.

      Additionally, the following summarizes the special taxable distributions declared by the Trust during the fiscal year.

                                                                     Long-Term
                                       Record          Payable        Capital
                                        Date            Date           Gains*
                                      --------        --------       ----------
Common Stock Shareholders             12/15/98        12/31/98        $0.005235
Preferred Stock: Series T-7           12/01/98        12/02/98        $5.466
Preferred Stock: Series R-7           12/03/98        12/04/98        $5.384
Preferred Stock: Series T-28          12/22/98        12/23/98        $5.803
Preferred Stock: Series R-28**

*     Long-term capital gains taxable at the 20% rate.

**    Taxable distributions continued in subsequent auctions.

For purposes of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099 DIV.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Year 2000 Readiness Disclosure. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

      The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it intends to communicate with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, however, the Adviser has not received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

      The Trust is designating this disclosure as its Year 2000 readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

--------------------------------------------------------------------------------
               THEBLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

The Trust's Investment Objective:

The BlackRock Insured Municipal 2008 Term Trust's investment objective is to provide current income exempt from regular federal income tax and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

Who Manages the Trust?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $132 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. Current institutional clients number 425, domiciled in the United States and overseas.

What Can the Trust Invest In?

The Trust intends to invest at least 80% of its total assets in a diversified portfolio of municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Trust's Adviser to be of comparable credit quality (guaranteed, escrowed or backed in trust).

What is the Adviser's Investment Strategy?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a small portion of its income each year.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from regular federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely the return of the initial offering price will be emphasized.

How Are the Trust's Shares Purchased and Sold? Does the Trust Pay Dividends Regularly?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

Leverage Considerations in a Term Trust

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

Special Considerations and Risk Factors Relevant to Term Trusts

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Return of Initial Investment. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

Dividend Consideration. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

Leverage. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BRM) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects only to do so to a limited extent. An investment in these securities involves special risks.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

Municipal Obligations. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

Alternative Minimum Tax (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

Closed-End Fund:              Investment vehicle which initially offers a fixed
                              number of shares and trades on a stock exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

Discount:                     When a fund's net asset value is greater than its
                              stock price the fund is said to be trading at a discount.

Dividend:                     Income generated by securities in a portfolio and
                              distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

Dividend Reinvestment:        Shareholders may have all dividends and
                              distributions of capital gains automatically reinvested into additional shares of a fund.

Market Price:                 Price per share of a security trading in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Net Asset Value (NAV):        Net asset value is the total market value of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                              Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The New
                              York Times or The Wall Street Journal each Monday.

Premium: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

Pre-refunded Bonds:           These securities are collateralized by U.S.
                              Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

---------
BlackRock
---------

Directors

Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

Officers

Ralph L. Schlosstein, President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Kevin Klingert, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

Investment Adviser

BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

Administrator

Princeton Adminstrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

Custodian and Transfer Agent

State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

Auction Agent

Bankers Trust Company
4 Albany Street
New York, NY 10006

Independent Auditors

Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

      This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                              The BlackRock Insured
                         Municipal 2008 Term Trust Inc.
                       c/o Princeton Administrators, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217

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